EXECUTION COPY

THIRTEENTH AMENDMENT

TO

RECEIVABLES PURCHASE AGREEMENT

This Thirteenth Amendment to Receivables Purchase Agreement dated as of October 24, 2005 (this “Thirteenth Amendment”), is among THE ORIGINATORS listed on the signature page hereof (collectively, the “Originators”) and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992, (as amended by the First Amendment dated as of June 23, 1993; as further amended by the Second Amendment dated as of December 1, 1993; as further amended by the Third Amendment dated as of February 28, 1994; as further amended by the Fourth Amendment dated as of May 31, 1994; as further amended by the Fifth Amendment dated as of April 30, 1995; as further amended by the Sixth Amendment dated as of August 26, 1995; as further amended by the Seventh Amendment dated as of August 26, 1995; as further amended by the Eighth Amendment dated as of May 14, 1996; as further amended by the Ninth Amendment dated as of March 3, 1997; as further amended by the Tenth Amendment dated as of March 23, 2000; as further amended by the Eleventh Amendment dated as of November 20, 2001; as further amended by the Twelfth Amendment dated as of April 9, 2003; as supplemented by the First Supplement dated as of September 15, 1993; as further supplemented by the Second Supplement dated as of May 31, 1994, the “Purchase Agreement”) pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

WHEREAS, the Originators and the Purchaser wish to amend (i) Section 2.06 of the Purchase Agreement to allow Additional Originators (as defined in the Purchase Agreement) that are not wholly owned subsidiaries of the Company (as defined in the Purchase Agreement) to become party to the Purchase Agreement and (ii) certain other sections of the Purchase Agreement;

WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedules I, II, and III attached to the Purchase Agreement to reflect that, immediately following the effectiveness of this amendment, FDS Bank and Department Stores National Bank will be the only Originators under the Purchase Agreement;

WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.              (a)         Section 2.06 of the Purchase Agreement is hereby amended by deleting the phrase “direct or indirect wholly owned subsidiary” each time that it appears and inserting in each such place the word “Affiliate”.

(b)            Department Stores National Bank is hereby added as an Additional Originator pursuant to Section 2.06 of the Purchase Agreement and Department Stores National Bank hereby (i) agrees to sell Receivables to the Purchaser on the terms and subject to the conditions set forth in the Purchase Agreement, (ii) makes the representations and warranties set forth in Section 4.02 and 4.03 of the Purchase Agreement and (iii) agrees to comply with the covenants set forth in Article V of the Purchase Agreement.

2.              Section 3.03 of the Purchase Agreement is hereby amended by (i) deleting the word "and" at the end of clause (a), (ii) deleting the period (.) at the end of clause (b) and inserting in lieu thereof the following "; and", and (iii) inserting, as a new clause (c), the following, at the end of that section:

"(c)        a Series of Investor Certificates shall be outstanding under the Pooling and Servicing Agreement."

3.              Section 8.04 of the Purchase Agreement is hereby amended by inserting the words "the earlier to occur of (i) the first date on which there are no Investor Certificates outstanding and (ii)" immediately following the words "such time, after" in the fifth line from the end of such Section.

4.              Schedules I, II, and III to the Purchase Agreement are deleted in their entirety and replaced with Schedules I, II, and III attached to this Thirteenth Amendment.

5.              Attached hereto as Exhibit A is a certificate by an officer of FDS Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Thirteenth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

6.              This Thirteenth Amendment shall be effective upon (i) delivery to the Purchaser of an Opinion of Counsel to the effect that this Thirteenth Amendment shall not cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (ii) delivery to the Purchaser of notice from each Rating Agency to the effect that (1) the current rating of any Series or any class of any Series will not be reduced as a result of this Thirteenth Amendment and (2) the inclusion of Department Stores National Bank as an Additional Originator pursuant to Section 2.06 of the Purchase Agreement will not result in a reduction or withdrawal of its then existing rating of any Class of Investor Certificates then issued and outstanding.

7.              The Purchase Agreement, as amended by this Thirteenth Amendment, shall continue in full force and effect among the remaining parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Amendment to be executed by their respective officers thereunto duly authorized, as of the first date above written.

THE ORIGINATORS:
BLOOMINGDALE’S, INC.
By: /s/ Brian M. Szames
Title: Vice President

MACY’S CENTRAL, INC.
By: /s/ Brian M. Szames
Title: Vice President

MACY’S DEPARTMENT STORES, INC.

By: /s/ Brian M. Szames
Title: Vice President

MACY’S EAST, INC.,

By: /s/ Brian M. Szames
Title: Vice President

MACY’S FLORIDA, INC.
By: /s/ Brian M. Szames
Title: Vice President

MACY’S NORTHWEST, INC.

By: /s/ Brian M. Szames
Title: Vice President

MACY’S TEXAS, INC.,

By: /s/ Gary J. Nay
Title: Vice President

[Signature Page to Thirteenth Amendment to Receivables Purchase Agreement]

FDS BANK
By: /s/ Susan R. Robinson
Title: Treasurer

DEPARTMENT STORES NATIONAL BANK
By: /s/ Douglas C. Morrison
Title: Vice President and Chief Financial Officer

THE PURCHASER:

PRIME RECEIVABLES CORPORATION

By: /s/ Susan P. Storer
Title: President

[Signature Page to Thirteenth Amendment to Receivables Purchase Agreement]

EXHIBIT A

FDS Bank

Officer’s Certificate

Pursuant to Section 8.01(a) of the Receivables Purchase Agreement dated as of December 15, 1992, as modified, supplemented and amended from time to time, among the Originators listed therein and Prime Receivables Corporation, FDS Bank, certifies that the amendment dated as of October 24, 2005 to the Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.

FDS BANK,

By:
Name:
Title:

SCHEDULE I

List of Originators

Name of Originator	Jurisdiction of Organization	Chief Place of Business Chief Executive Office and Mailing Address

FDS Bank	The Federal laws of the United States	9111 Duke Boulevard Mason, Ohio 45040-8999

Department Stores National Bank	The Federal laws of the United States	701 East 60th Street, North, Sioux Falls, South Dakota 57117

SCHEDULE II

Authorized Officers of Originator

Originator	Name
FDS Bank	Susan Robinson
Teresa Huxel
Amy Hanson

Department Stores	Kendall Stork
National Bank	Douglas C. Morrison
David Zimbeck
Ben Kyte
Scott Christiensen
Donna VanBockern
Jeff Gednalske
Eric Rasmussen
Julie Garry
Richard Aguilar
Valerie Kuhl

SCHEDULE III

Offices Where Books, Records, Etc.

Evidencing Receivables Are Kept

FDS Bank, Inc.

9111 Duke Boulevard

Mason, OH 45040-8999

Department Stores National Bank

701 East 60th Street, North

Sioux Falls, South Dakota 57117